UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to SECTION 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2012

Interactive Data Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31555	13-3668779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Crosby Drive, Bedford, Massachusetts		01730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 687-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Interactive Data Corporation, a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 8.01	Other Events

(a) On December 14, 2012, the Company’s indirect parent, Igloo Holdings Corporation, issued a press release announcing the pricing of the offering of $350 million in aggregate principal amount of senior PIK toggle notes due 2017 (the “Notes”) in a private placement, subject to market and other conditions. The Notes will be obligations of Igloo Holdings Corporation, not of Igloo Intermediate Corporation, the Company, or any of the Company’s subsidiaries. Igloo Holdings Corporation is not an obligor under the indenture governing the Company’s 10.25% senior notes due 2018 or under the Company’s senior secured credit facilities. Igloo Holdings Corporation intends to use the net proceeds from any such placement, as well as cash on hand of the Company, to pay a dividend to its shareholders and a distribution to its optionholders. The sale of the Notes is expected to close on December 18, 2012, subject to customary closing conditions. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful. The Notes to be offered have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following document is attached as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release, dated December 14, 2012, of Igloo Holdings Corporation entitled “Igloo Holdings Corporation Announces Pricing of $350 million of Senior PIK Toggle Notes.”

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: This current report and the press release incorporated by reference herein contain forward-looking statements within the meaning of within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements related to the offering of the Notes, the anticipated use of proceeds therefrom and the closing date. These forward-looking statements reflect the current views of the Company with respect to future events and are based on assumptions and are subject to risks and uncertainties. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. For additional information concerning risks, uncertainties and other factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the Company’s business in general, please refer to the Company’s SEC filings, including the section of the Form 8-K filed December 13, 2012 entitled “Risks Related to our Business,” the Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2012	INTERACTIVE DATA CORPORATION

/s/ VINCENT A. CHIPPARI
Vincent A. Chippari
Senior Vice President and Chief Financial Officer